UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 26, 2015

SUSSEX BANCORP
(Exact Name of Registrant as Specified in Charter)

New Jersey	0-29030	22-3475473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Enterprise Dr. Rockaway, New Jersey 07866
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (844) 256-7328

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 26, 2015, Sussex Bancorp (the "Company"), the holding company for Sussex Bank, issued a press release announcing that its Board of Directors authorized a common stock repurchase program (the "Repurchase Program"), under which the Company may repurchase up to 233,000 shares, or approximately 5% of its currently outstanding common stock. Pursuant to the Repurchase Program, on February 26, 2015, the Company entered into a Rule 10b5-1 repurchase plan (the "10b5-1 Plan") with FIG Partners, LLC. Pursuant to the 10b5-1 Plan, a maximum of 233,000 shares may be repurchased beginning February 27, 2015 until the 10b5-1 Plan expires on February 26, 2016, unless completed sooner or otherwise extended.

A copy of the press release is included as Exhibit 99.1 hereto and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2015	SUSSEX BANCORP
	By:	/s/ STEVEN M. FUSCO Steven M. Fusco Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated February 26, 2015.